SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 21, 2004
................................................................................
                Date of Report (Date of earliest event reported)


                         Reality Wireless Networks, Inc.
................................................................................
             (Exact name of registrant as specified in its charter)

             Nevada                 000-26369               88-0422026
................................................................................
(State or other jurisdiction       (Commission           (IRS Employer
      of  incorporation)           File Number)         Identification No.)



                              7235 North Creek Loop
                              Gig Harbor, WA 98335
................................................................................
               (Address of principal executive offices)        (Zip Code)

                                 (253) 853-3632
 ..............................................................................
               Registrant's telephone number, including area code



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 20, 2004 (the "Resignation Date"), Malone & Bailey, PLLC ("M&B"), resigned as independent auditor of Reality Wireless Networks, Inc., a Nevada corporation (the "Corporation"). M&B's reports on the Corporation's 10-KSBs for each of the years ended September 30, 2003 and 2002 have been modified to reflect an uncertainty as to the Corporation's ability to continue as a going concern (the "10-KSB Modifications"). Other than the 10-KSB Modifications, M&B's reports on the Corporation's financial statements for each of the years ended September 30, 2003 and 2002, and all subsequent interim periods up and until the Resignation Date, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During each of the two (2) years ended September 30, 2003 and 2002, and all subsequent interim periods up and until the Resignation Date, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to M&B's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      During each of the two (2) years ended September 30, 2003 and 2002, and all subsequent interim periods up and until the Resignation Date, M&B did not advise the Corporation of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K. The Corporation requested M&B to furnish a letter addressed to the Commission, stating whether they agree with the statements made by the Corporation, and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of May 10, 2004, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

      On April 21, 2004, the Corporation engaged Salberg as its principal accountant to audit the Corporation's financial statements. During each of the two (2) years ended September 30, 2003 and 2002, and all subsequent interim periods up and until the Resignation Date, the Corporation did not consult Salberg on any matters described in Item 304(a)(2)(i) of Regulation S-K. During each of the two (2) years ended September 30, 2003 and 2002, and all subsequent interim periods, the Corporation did not consult Salberg on any matters described in Item 304(a)(2)(ii) of Regulation S-K.


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

10-QSB filed by the Corporation for the period ended December 31, 2003. Salberg & Company, P.A. ("Salberg"), shall act as the Corporation's independent auditor for the 10-QSB of the Corporation for the period ended March 31, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      Exhibit Number
                         Description

      16.1               Letter on change in certifying accountant



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Reality Wireless Networks, Inc.
                                           (Name of Registrant)


Date: May 6, 2004                          By: /s/ Steve Careaga
                                               -------------------------------
                                               Its: Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit
Number              Description
-------             -----------

16.1                Letter on change in certifying accountant



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